UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2015

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On July 30, 2015, Sensata Technologies Holding N.V. (the "Company") issued a press release, furnished as Exhibit 99.1 hereto, announcing an agreement to acquire the sensing portfolio of Custom Sensors & Technologies, Inc., including the Kavlico, BEI, Crydom, and Newall product lines and brands, for a purchase price of approximately $1.0 billion, subject to working capital and other adjustments.

The Company will conduct a conference call on July 30, 2015 at 8:00 AM eastern time to discuss this transaction. The U.S. dial in number is 877-486-0682 and the non-U.S. dial in number is 706-634-5536. The passcode is 1172100. Furnished as Exhibit 99.2 hereto is an investor presentation relating to the acquisition that is being made available on the investor relations page of the Company’s website at http://investors.sensata.com and that will be referenced during the conference call. A live webcast and a replay of the conference call will also be available on the investor relations page of the Company’s website.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by Sensata Technologies Holding N.V. on July 30, 2015 entitled "Sensata Technologies Announces the Acquisition of Custom Sensors & Technologies' Sensing Portfolio."
99.2	Investor Presentation of Sensata Technologies Holding N.V. dated July 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: July 30, 2015	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Sensata Technologies Holding N.V. on July 30, 2015 entitled "Sensata Technologies Announces the Acquisition of Custom Sensors & Technologies' Sensing Portfolio."
99.2	Investor Presentation of Sensata Technologies Holding N.V. dated July 30, 2015.

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